Exhibit 10.2

STOCK PURCHASE AGREEMENT
This STOCK PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of September 3, 2019 (the “Effective Date”) by and between Cidara Therapeutics, Inc., a Delaware corporation having its principal offices at 6310 Nancy Ridge Dr., Suite 101, San Diego, CA 92121, USA (the “Company”), and Mundipharma AG, having its principal offices at St.Alban-Rheinweg 74, Basel 4020, Switzerland (the “Purchaser”). Certain terms used and not otherwise defined in the text of this Agreement are defined in Section 9 of this Agreement.
RECITALS
WHEREAS, the Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act; and
WHEREAS, the Company desires to sell to the Purchaser, and the Purchaser desires to purchase from the Company, shares of Common Stock, $0.0001 par value per share (the “Common Stock”), in accordance with the terms and provisions of this Agreement.
NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants herein contained, the parties hereto hereby agree as follows:
Section 1.Authorization of Shares. The Company has authorized the sale and issuance to the Purchaser of 4,781,408 shares of Common Stock (the “Shares”) on the terms and subject to the conditions set forth in this Agreement.
Section 2.    Sale and Purchase of the Shares.
2.01    Purchase Price. Upon the terms and subject to the conditions herein contained, the Company agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Company at the Closing (as defined in Section 3), the Shares for an aggregate purchase price of $9,008,172.68 (the “Purchase Price”).
2.02    Purchase and Delivery. At the Closing, the Purchaser will pay the Purchase Price by wire transfer of immediately available funds in accordance with wire instructions provided by the Company to the Purchaser prior to the Closing. On or before the Closing, the Company will instruct its transfer agent to either deliver a stock certificate to the Purchaser or make a book-entry notation representing the Shares, in each case against delivery of the Purchase Price.
Section 3.    Closing. Subject to the satisfaction of the closing conditions set forth in Section 6, the closing of the transactions contemplated in Section 2 of this Agreement (the “Closing”), shall take place remotely via the exchange of documents and signatures on the Effective Date, or at such other time as the Company and the Purchaser may agree (the “Closing Date”).
Section 4.    Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Company that the statements contained in this Section 4 are true and correct as of the Effective Date and as of the Closing Date:
4.01    Validity. The execution, delivery and performance of this Agreement and the other instruments referred to herein, in each case to which the Purchaser is a party, and the consummation by the Purchaser of the transactions contemplated hereby, have been duly authorized by all necessary corporate, partnership, limited liability or similar actions, as applicable, on the part of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser and, assuming the due execution and delivery of this Agreement by the Company, constitutes a valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.
4.02    Brokers. There has been no broker, investment banker, financial advisor, finder or other Person retained by or authorized to act on behalf of the Purchaser who might be entitled to any fee or commission for which the Company will be liable in connection with the execution of this Agreement and the consummation of the transactions contemplated hereby.
4.03    Investment Representations and Warranties. The Purchaser understands and agrees that the offer and sale of the Shares has not been registered under the Securities Act or any applicable state securities laws and is being made in reliance upon federal and state exemptions for transactions not involving a public offering which depend upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed in this Agreement.
4.04    Acquisition for Own Account; No Control Intent. The Purchaser is acquiring the Shares for its own account for investment and not with a view toward distribution in a manner which would violate the Securities Act or any applicable state securities laws. The Purchaser is not party to any agreement providing for or contemplating the distribution of any of the Shares. The Purchaser has no present intent to effect a “change of control” of the Company as such term is understood under the rules promulgated pursuant to Section 13(d) of the Exchange Act.
4.05    Ability to Protect Its Own Interests and Bear Economic Risks. The Purchaser, by reason of the business and financial experience of its management, has the capacity to protect its own interests in connection with the transactions contemplated by this Agreement and is capable of evaluating the merits and risks of the investment in the Shares. The Purchaser is able to bear the economic risk of an investment in the Shares and is able to sustain a loss of all of its investment in the Shares without economic hardship, if such a loss should occur.
4.06    Accredited Investor; No Bad Actor. The Purchaser is an “accredited investor” as that term is defined in Rule 501(a) under the Securities Act. The Purchaser has not taken any of the actions set forth in, and is not subject to, the disqualification provisions of Rule 506(d)(1) of the Securities Act.
4.07    Access to Information. The Purchaser has been given access to Company documents, records, and other information, and has had adequate opportunity to ask questions of, and receive answers from, the Company’s officers, employees, agents, accountants, and representatives concerning the Company’s business, operations, financial condition, assets, liabilities, and all other matters relevant to its investment in the Shares. The Purchaser understands that an investment in the Shares bears significant risk.
4.08    Non-Reliance on Placement Agent. The Purchaser has, in connection with its decision to purchase the Shares, relied solely upon the representations and warranties of the Company contained herein, and the Purchaser has not relied on any placement agent in negotiating the terms of its purchase of the Shares. In making a decision to purchase the Shares, the Purchaser has not received or relied on any communication, investment advice or recommendation from any placement agent.
4.09    Restricted Shares.
(a)    The Purchaser understands that the Shares will be characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a private placement under Section 4(a)(2) of the Securities Act and that under such laws and applicable regulations the Shares may be resold without registration under the Securities Act only in certain limited circumstances.
(b)    The Purchaser acknowledges that the Shares must be held indefinitely unless subsequently registered under the Securities Act and under applicable state securities laws or an exemption from such registration is available. The Purchaser understands that the Company is under no obligation to register the Shares, except as provided in this Agreement.
(c)    The Purchaser is aware of the provisions of Rule 144 under the Securities Act, which permit limited resale of securities purchased in a private placement.
4.10    Tax Advisors. The Purchaser has had the opportunity to review with the Purchaser’s own tax advisors the federal, state and local tax consequences of this investment, where applicable, and the transactions contemplated by this Agreement. The Purchaser is relying solely on the Purchaser’s own determination as to tax consequences or the advice of such tax advisors and not on any statements or representations of the Company or any of its agents and understands that the Purchaser (and not the Company) shall be responsible for the Purchaser’s own tax liability that may arise as a result of the acquisition of the Shares.
4.11    Short Sales. Between the time the Purchaser learned about the offering contemplated by this Agreement and the public announcement of the offering, the Purchaser has not engaged in any short sales (as defined in Rule 200 of Regulation SHO under the Exchange Act (“Short Sales”)) or similar transactions with respect to the Common Stock, nor has the Purchaser, directly or indirectly, caused any Person to engage in any Short Sales or similar transactions with respect to the Common Stock.
4.12    Other Company Shares. Prior to the Closing Date, and other than the Shares, the Purchaser has held no other shares of capital stock of the Company.
4.13    Investor Questionnaire. In connection with the filing of a Registration Statement, the Company may require the Purchaser to furnish to the Company such information regarding the Purchaser and the Registrable Securities, as the Company may reasonably request in writing and as shall reasonably be required in connection with the filing of the Registration Statement. At least five Business Days prior to the first anticipated filing date of such Registration Statement, the Company shall notify the Purchaser of any information the Company reasonably requests from the Purchaser, to the extent related to the Registration Statement.
Section 5.    Representations and Warranties by the Company. Except as set forth in the SEC Reports filed with or furnished to the Commission by the Company on or following January 1, 2019, which disclosures serve to qualify these representations and warranties in their entirety, the Company represents and warrants to the Purchaser that the statements contained in this Section 5 are true and correct as of the Effective Date and as of the Closing Date:
5.01    Organization and Good Standing. The Company: (a) is duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its formation, (b) is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction where the nature of the property owned or leased by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect, and (c) has all requisite corporate power and authority to own or lease and operate its assets and carry on its business as presently being conducted as disclosed in the SEC Reports.
5.02    Corporate Power and Authority; Valid Issuance of Shares.
(a)    The Company has all requisite corporate power and has taken all necessary corporate action required for the due authorization, execution, delivery and performance by the Company of this Agreement the consummation of the transactions contemplated by this Agreement. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated by this Agreement, have been duly authorized by the Company’s Board of Directors (the “Board”) or a duly authorized committee thereof and no further consent or authorization of the Company, the Board or its stockholders is required. This Agreement has been duly executed and delivered by the Company and, assuming the due execution and delivery of this Agreement by the Purchaser, constitutes a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.
(b)    The Shares have been duly and validly authorized and, when issued and paid for pursuant to this Agreement, the Shares will be validly issued, fully paid and non-assessable, and shall be free and clear of all taxes, liens and other encumbrances (other than restrictions on transfer arising under applicable federal and state securities laws), and are not subject to preemptive rights or other similar rights of stockholders of the Company
5.03    Consents. Neither the execution, delivery or performance of this Agreement by the Company, nor the consummation by it of the obligations and transactions contemplated hereby (including, without limitation, the issuance, the reservation for issuance and the delivery of the Shares) requires any consent of, authorization by, exemption from, filing with or notice to any Governmental Entity or any other Person, other than filings required under applicable U.S. federal and state securities laws or the Committee on Foreign Investment in the United States.
5.04    Capitalization.
(a)    As of August 30, 2019 (the “Capitalization Date”), the authorized capital stock of the Company consists of 210,000,000 shares of capital stock, of which 200,000,000 are designated as Common Stock and 10,000,000 are designated as preferred stock, $0.0001 par value per share, of which 5,000,000 have been designated as Series X Convertible Preferred Stock (the “Series X Preferred Stock”). As of the Capitalization Date: (i) 26,767,989 shares of Common Stock were issued and outstanding; (ii) 565,231 shares of Series X Preferred Stock were issued and outstanding and 5,652,310 shares of Common Stock were reserved for issuance upon conversion of the Series X Preferred Stock; (iii) 5,176,522 shares of Common Stock were issuable (and such number was reserved for issuance) upon exercise of outstanding options to purchase Common Stock; (iv) 488,902 shares of Common Stock were issuable (and such number was reserved for issuance) upon vesting of outstanding restricted stock units for the issuance of Common Stock; (v) 12,517,328 shares of Common Stock were issuable (and such number was reserved for issuance) upon exercise of outstanding warrants to purchase Common Stock; (vi) 486,423 shares of Common Stock were available for issuance pursuant to the Company’s 2015 Equity Incentive Plan; and (vii) 580,104 shares of Common Stock were available for issuance pursuant to the Company’s 2015 Employee Stock Purchase Plan. The Company has no other shares of capital stock or securities convertible into, or exchangeable for, capital stock of the Company authorized, issued or outstanding.
(b)    No Person is entitled to preemptive rights with respect to any securities of the Company.
(c)    The Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any of its securities or any interests therein or to pay dividends or to make distributions in respect thereof.
(d)    There are no voting agreements, buy-sell agreements or right of first purchase agreements among the Company and any stockholders of the Company relating to the securities of the Company.
(e)    The sale and issuance of the Shares hereunder will not obligate the Company to issue shares of Common Stock or other securities to any other Person.
5.05    No Conflicts.
(a)    The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement (including, without limitation, the issuance, the reservation for issuance and the delivery of the Shares) will not (a) result in a violation of the Company’s Amended and Restated Certificate of Incorporation, the Company’s Amended and Restated Bylaws or any equivalent organizational document of the Company (the “Charter Documents”) or require the approval of the Company’s stockholders, (b) violate, conflict with or result in the breach of the terms, conditions or provisions of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give rise to any right of termination, acceleration or cancellation under, any material agreement, lease, mortgage, license, indenture, instrument or other contract to which the Company is a party, (c) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, U.S. federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or by which any property or asset of the Company is bound or affected, (d) result in a violation of or require stockholder approval under any rule or regulation of The Nasdaq Stock Market LLC (“Nasdaq”), or (e) result in the creation of any encumbrance upon any of the Company’s assets.
5.06    Nasdaq. The Common Stock is listed on The Nasdaq Global Market. There are no proceedings pending, or to the Company’s knowledge, threatened to revoke or suspend such listing or the listing of the Common Stock. The Company is in compliance with the requirements of Nasdaq for continued listing of the Common Stock thereon and any other applicable Nasdaq listing and maintenance requirements, and the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby (including the issuance of the Shares) will not result in any noncompliance by the Company with any such requirements.
5.07    SEC Filings and Sarbanes-Oxley Act.
(a)    The Company has timely filed with or furnished to the Commission all reports, schedules, forms, statements, prospectuses, registration statements and other documents required to be filed with or furnished to the Commission by the Company since January 1, 2016 (collectively, together with any exhibits and schedules thereto and other information incorporated therein, the “SEC Reports”).  To the Company’s knowledge, as of the date hereof, no SEC Report is the subject of ongoing review, comment or investigation by the Commission.
(b)    As of its filing date (or, if amended or superseded by a filing prior to the date hereof, on the date of such filing), each SEC Report complied, and each SEC Report filed subsequent to the date hereof will comply, in all material respects with the applicable requirements of Nasdaq, the Securities Act, the Exchange Act and the Sarbanes-Oxley Act, as the case may be.
(c)    As of its filing date (or, if amended or superseded by a filing prior to the date hereof, on the date of such filing), each SEC Report filed pursuant to the Exchange Act did not, and each SEC Report filed pursuant to the Exchange Act subsequent to the date hereof will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.
(d)    Each SEC Report that is a registration statement, as amended or supplemented, if applicable, filed pursuant to the Securities Act, as of the date such registration statement or amendment became effective, did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.
(e)    The Company has established and maintains disclosure controls and procedures (as defined in Rule 13a-15 under the Exchange Act).  Such disclosure controls and procedures are designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared.  Such disclosure controls and procedures are effective in timely alerting the Company’s principal executive officer and principal financial officer to material information required to be included in the Company’s periodic and current reports required under the Exchange Act.  For purposes of this Agreement, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act.
(f)    Since January 1, 2016, the Company has established and maintained a system of internal controls over financial reporting (as defined in Rule 13a-15 under the Exchange Act) sufficient to provide reasonable assurance regarding the reliability of the Company’s financial reporting and the preparation of the Company’s financial statements for external purposes in accordance with GAAP. The Company has disclosed, based on its most recent evaluation of internal controls prior to the date hereof, to the Company’s auditors and Audit Committee of the Board (1) any significant deficiencies and material weaknesses in the design or operation of internal controls which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (2) any fraud, whether or not material, that involves management or other employees who have a significant role in internal controls.
(g)    There are no outstanding loans or other extensions of credit made by the Company to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of the Company.  The Company has not, since the enactment of the Sarbanes-Oxley Act, taken any action prohibited by Section 402 of the Sarbanes-Oxley Act.
(h)    Since January 1, 2016, the Company has complied in all material respects with the applicable listing and corporate governance rules and regulations of Nasdaq and all applicable rules, regulations and requirements of the Sarbanes-Oxley Act.
(i)    Each of the principal executive officer and principal financial officer of the Company (or each former principal executive officer and principal financial officer of the Company, as applicable) has made all certifications required by Rule 13a-14 and 15d-14 under the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act and any related rules and regulations promulgated by the Commission and Nasdaq, and the statements contained in any such certifications are true and complete.
(j)    Since January 1, 2016, there has been no transaction, or series of similar transactions, agreements, arrangements or understandings, nor is there any proposed transaction as of the date of this Agreement, or series of similar transactions, agreements, arrangements or understandings to which the Company was or is to be a party, that would be required to be disclosed under Item 404 of Regulation S-K.
5.08    Financial Statements. The audited consolidated financial statements and unaudited consolidated interim financial statements of the Company (including the notes thereto) included or incorporated by reference in the SEC Reports fairly present in all material respects, in conformity with GAAP (except, in the case of unaudited statements, as permitted by the rules and regulations of the Commission) applied on a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of the Company and its consolidated subsidiaries as at the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject to normal year-end audit adjustments in the case of any unaudited interim financial statements).
5.09    Absence of Certain Changes.  Since June 30, 2019 and through the date hereof, (i) the business of the Company and its subsidiaries has been conducted in all material respects in the ordinary course consistent with past practices and (ii) there has not been any event, occurrence, development or state of circumstances or facts that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
5.10    Litigation.  There is no Action (or any basis therefor) pending against, or, to the Company’s knowledge, threatened against or affecting the Company, any of its subsidiaries, any present or former officer, director or employee of the Company or any of its subsidiaries or any Person for whom the Company or any of its subsidiaries may be liable or any of their respective properties before (or, in the case of threatened Actions, would be before) or by any Governmental Entity or arbitrator (except for any stockholder litigation arising after the date hereof that relates to this Agreement or the transactions contemplated hereby), that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
5.11    Taxes. The Company has timely filed all tax returns and reports (including information returns and reports) as required by law. These returns and reports are correct and complete in all respects. The Company has paid all taxes and related interest, penalties and other assessments due (whether or not shown as due on a tax return). None of the Company’s federal income tax returns and none of its state income, franchise, sales or use tax returns is the subject of an audit or other Action. Since June 30, 2019, the Company has not incurred any taxes, assessments or governmental charges other than in the ordinary course of business. The Company has not made an election to be treated as an S corporation for federal income tax purposes.
5.12    Brokers. There is no investment banker, broker, finder, financial advisor, placement agent or other Person that has been retained by or is authorized to act on behalf of the Company who might be entitled to any fee or commission in connection with the transactions contemplated by this Agreement.
5.13    Private Placement. Neither the Company nor any Person acting on its behalf, has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under any circumstances that would require registration of the Shares under the Securities Act. Assuming the accuracy of the representations and warranties of the Purchaser contained in Section 4 of this Agreement, the issuance of the Shares are exempt from registration under the Securities Act.
5.14    Disclosure. No representation or warranty by the Company contained in this Agreement contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.
5.15    No Other Representations or Warranties.  Except in the case of fraud, the Company acknowledges and agrees that: (a) the only representations, warranties, covenants and agreements made by the Purchaser or any of its Affiliates or representatives are the representations, warranties, covenants and agreements made in this Agreement; and (b) neither the Purchaser nor any other Person has made any representation or warranty, whether express or implied, as to the accuracy or completeness of any information regarding the Purchaser furnished or made available to the Company and its representatives except as expressly set forth in this Agreement.
Section 6.    Conditions of Parties’ Obligations.
6.01    Conditions of the Purchaser’s Obligations at the Closing. The obligations of the Purchaser under Section 2 of this Agreement are subject to the fulfillment, prior to the Closing, of all of the following applicable conditions, any of which may be waived in whole or in part by the Purchaser in its absolute discretion.
(a)    Representations and Warranties. The representations and warranties of the Company contained in this Agreement shall be true and correct on and as of the Closing Date (except to the extent expressly made as of an earlier date in which case as of such earlier date).
(b)    Performance. The Company shall have performed and complied in all material respects with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied by it on or prior to the Closing Date.
(c)    Delivery. The Company shall deliver this Agreement.
(d)    Qualification under State Securities Laws. All registrations, qualifications, permits and approvals, if any, required under applicable state securities laws shall have been obtained for the lawful execution, delivery and performance of this Agreement.
(e)    Consents and Waivers. The Company shall have obtained all consents or waivers necessary to execute and perform its obligations under this Agreement. All corporate and other action and governmental filings necessary for the Company to effectuate the terms of this Agreement and other agreements and instruments executed and delivered by the Company in connection herewith shall have been made or taken by the Company, and no Material Adverse Effect shall have occurred with respect to the operation of the Company’s business.
(f)    Absence of Litigation. No proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted or be pending before any court, arbitrator, governmental body, agency or official. The sale of the Shares by the Company shall not be prohibited by any law or governmental order or regulation.
6.02    Conditions of the Company’s Obligations. The obligations of the Company under Section 2 of this Agreement are subject to the fulfillment prior to or on the Closing Date of all of the following conditions, any of which may be waived in whole or in part by the Company: (a) the Purchaser shall have performed and complied in all material respects with all of its obligations hereunder required to be performed by it at or prior to the Closing; and (b) the representations and warranties of the Purchaser contained in this Agreement shall be true and correct on and as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such earlier date).
Section 7.    Transfer Restrictions; Restrictive Legend; Market Stand-Off; Other Covenants.
7.01    Transfer Restrictions. The Purchaser understands that the Company may, as a condition to the transfer of any of the Shares, require that the request for transfer be accompanied by an opinion of counsel reasonably satisfactory to the Company, to the effect that the proposed transfer does not result in a violation of the Securities Act, unless such transfer is covered by an effective registration statement or by Rule 144 or Rule 144A under the Securities Act; provided, however, that an opinion of counsel shall not be required for a transfer by the Purchaser that is: (A) a partnership transferring to its partners or former partners in accordance with partnership interests; (B) a corporation transferring to a wholly owned subsidiary or a parent corporation that owns all of the capital stock of the Purchaser; (C) a limited liability company transferring to its members or former members in accordance with their interest in the limited liability company; (D) transferring the Shares to any Affiliate of the Purchaser or other Person under common management with the Purchaser; or (F) a transfer that is made pursuant to a bona fide gift to a third party; provided, further, that (i) the transferee in each case agrees to be subject to the restrictions in this Section 7 and provides the Company with a representation letter containing customary investment representations under the Securities Act, (ii) the Company satisfies itself that the number of transferees is sufficiently limited and (iii) in the case of transferees that are partners or limited liability company members, the transfer is for no consideration. It is understood that the certificate or book entry statement evidencing the Shares may bear substantially the following legend:
“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A OF SUCH ACT.”
7.02    Unlegended Certificates. The Company shall, at its sole expense, upon appropriate notice from the Purchaser stating that Registrable Securities have been sold pursuant to an effective Registration Statement, timely prepare and deliver certificates representing the Shares to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free of any restrictive legends and in such denominations and registered in such names as the Purchaser may request. Further, the Company shall, at its sole expense, cause its legal counsel or other counsel satisfactory to the transfer agent to provide all opinions as may reasonably be required by the transfer agent in connection with the removal of legends. The Purchaser may request that the Company remove, and the Company agrees to authorize the removal of, any legend from the Shares following the delivery by the Purchaser to the Company or the Company’s transfer agent of a legended certificate representing such Shares: (i) following any sale of such Shares pursuant to Rule 144, (ii) if such Shares are eligible for sale under Rule 144(b)(1), or (iii) following the time a legend is no longer required with respect to such Shares. If a legend is no longer required pursuant to the foregoing, the Company will deliver or cause to be delivered to the Purchaser a certificate representing the Shares that is free from all restrictive legends. A certificate for the Shares free from all restrictive legends may be transmitted by the Company’s transfer agent to the Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company (“DTC”) as directed by the Purchaser. The Company warrants that the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement. If the Purchaser effects a transfer of the Shares in accordance with this Section 7.02, the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by the Purchaser to effect such transfer. Each Purchaser hereby agrees that the removal of the restrictive legend pursuant to this Section 7.02 is predicated upon the Company’s reliance that the Purchaser will sell any such Shares pursuant to an exemption from the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.
7.03    Market Stand-Off Agreement. The Purchaser hereby agrees that it will not, without the prior written consent of the Company, during the period commencing on the Closing Date, and ending on the one-year anniversary of the Closing Date (such period, the “Lock-Up Period”), (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock (whether such shares or any such securities are then owned by the Purchaser or are thereafter acquired) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise.
Section 8.    Registration, Transfer and Substitution of Certificates for Shares.
8.01    Stock Register; Ownership of Shares. The Company will keep at its principal office, or will cause its transfer agent to keep, a register in which the Company will provide for the registration of transfers of the Shares. The Company may treat the Person in whose name any of the Shares are registered on such register as the owner thereof and the Company shall not be affected by any notice to the contrary. All references in this Agreement to a “holder” of any Shares shall mean the Person in whose name such Shares are at the time registered on such register.
8.02    Replacement of Certificates. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any certificate representing any of the Shares, and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement and surety bond reasonably satisfactory to the Company or, in the case of any such mutilation, upon surrender of such certificate for cancellation at the office of the Company maintained pursuant to Section 8.01 hereof, the Company at its expense will execute and deliver, in lieu thereof, a new certificate representing such Shares, of like tenor.
Section 9.    Registration Rights.
9.01    Mandatory Registration. No later than 90 days prior to the expiration of the Lock-Up Period (the “Filing Deadline”), the Company shall prepare and file with the Commission a Registration Statement under the Securities Act on appropriate form covering the resale of the full amount of the Shares (the “Registrable Securities”). The Company shall use its commercially reasonable efforts to have the Registration Statement declared effective by the Commission as soon as practicable, but in no event later than the date (the “Effectiveness Deadline”), which shall be either: (i) in the event that the Commission does not review the Registration Statement, 45 days after the Filing Deadline, or (ii) in the event that the Commission reviews the Registration Statement, 90 days after the Filing Deadline (but in any event, no later than three Business Days following the Commission indicating that it has no further comments on the Registration Statement). Such Registration Statement shall not include any shares of Common Stock or other securities for the account of any other holder without the prior written consent of the Purchaser.
9.02    Rule 415; Cutback. If at any time the staff of the Commission (the “Staff”) takes the position that the offering of the Registrable Securities in a Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act or requires the Purchaser to be named as an “underwriter,” the Company shall use its reasonable best efforts to persuade the Commission that the offering contemplated by the Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that the Purchaser is not an “underwriter.” In the event that, despite the Company’s reasonable best efforts and compliance with the terms of this Section 9.02, the Staff refuses to alter its position, the Company shall (i) remove from the Registration Statement the Registrable Securities (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the Staff may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not agree to name the Purchaser as an “underwriter” in such Registration Statement without the prior written consent of the Purchaser. No liquidated damages shall accrue as to any Cut Back Shares until such date as the Company is able to effect the registration of such Cut Back Shares in accordance with any SEC Restrictions (such date, the “Restriction Termination Date” of such Cut Back Shares). From and after the Restriction Termination Date applicable to any Cut Back Shares, all of the provisions of this Section 9 (including the liquidated damages provisions) shall again be applicable to such Cut Back Shares; provided, however, that (x) the Filing Deadline for the Registration Statement including such Cut Back Shares shall be 10 Business Days after such Restriction Termination Date, and (y) the Effectiveness Deadline with respect to such Cut Back Shares shall be the 90th day immediately after the Restriction Termination Date or the 120th day if the Staff reviews such Registration Statement (but in any event no later than three Business Days from the Staff indicating it has no further comments on such Registration Statement).
9.03    Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement. Subject to Section 9.02, if either: (a) a Registration Statement covering all of the Registrable Securities required to be covered thereby and required to be filed by the Company pursuant to this Agreement is (i) not filed with the Commission on or before the Filing Deadline (a “Filing Failure”) or (ii) not declared effective by the Commission on or before the Effectiveness Deadline (an “Effectiveness Failure”); or (b) on any day during the Reporting Period and after the Effectiveness Date, sales of all of the Registrable Securities required to be included on such Registration Statement cannot be made (other than (i) during an Allowable Grace Period or (ii) if the Registration Statement is on Form S-1, for a period of 15 days following the date the Company files a post-effective amendment to incorporate the Company’s Annual Report on Form 10-K) pursuant to such Registration Statement (including, without limitation, because of a failure to keep such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement or to register a sufficient number of shares of Common Stock) (a “Maintenance Failure”), then, in satisfaction of the damages to the Purchaser by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock, the Company shall pay to the Purchaser an amount in cash equal to 1.0% of the Purchase Price on each of the following dates: (x) the day of a Filing Failure and on every 30th day (prorated for periods totaling less than 30 days) thereafter until such Filing Failure is cured; (y) the day of an Effectiveness Failure and on every 30th day (prorated for periods totaling less than 30 days) thereafter until such Effectiveness Failure is cured; and (z) the initial day of a Maintenance Failure and on every 30th day (prorated for periods totaling less than 30 days) thereafter until such Maintenance Failure is cured. The payments to which the Purchaser shall be entitled pursuant to this Section 9.03 are referred to herein as “Registration Delay Payments;” provided that no Registration Delay Payments shall be required following the termination of the Reporting Period, and provided further that in no event shall the aggregate Registration Delay Payments accruing under this Section 9.03 exceed 6% of the Purchase Price (i.e., corresponding to a total delay of six months). The first such Registration Delay Payment shall be paid within three Business Days after the event or failure giving rise to such Registration Delay Payment occurred and all other Registration Delay Payments shall be paid on the earlier of (I) the last day of the calendar month during which such Registration Delay Payments are incurred and (II) the third Business Day after the event or failure giving rise to the Registration Delay Payments is cured.
9.04    Related Obligations. At such time as the Company is obligated to file a Registration Statement with the Commission pursuant to Section 9.01 of this Agreement, the Company will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:
(a)    The Company shall submit to the Commission, within three Business Days after the Company learns that no review of a particular Registration Statement will be made by the staff of the Commission or that the staff has no further comments on a particular Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than two Business Days after the submission of such request. The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times with respect to each Purchaser’s Registrable Securities until the expiration of the Reporting Period. The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.
(b)    The Company shall prepare and file with the Commission such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Reporting Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement.
(c)    Upon request of the Purchaser, the Company shall furnish to the Purchaser without charge, (i) promptly after the Registration Statement is prepared and filed with the Commission, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, and if requested by the Purchaser, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of the Registration Statement, 10 copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as the Purchaser may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as the Purchaser may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities.
(d)    The Company shall notify the Purchaser in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and upon request deliver 10 copies of such supplement or amendment to the Purchaser (or such other number of copies as the Purchaser may reasonably request). Unless such information is publicly available, the Company shall also promptly notify the Purchaser in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to the Purchaser by facsimile or email on the same day of such effectiveness), (ii) of any request by the Commission for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.
(e)    The Company shall use commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Purchaser of such order and the resolution thereof or its receipt of notice of the initiation or threat of any proceeding for such purpose.
(f)    If a Purchaser is required under applicable securities law to be described in the Registration Statement as an underwriter, at the reasonable request of the Purchaser, the Company shall furnish to the Purchaser, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as the Purchaser may reasonably request, (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Purchaser, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Purchaser.
(g)    If the Purchaser is required under applicable securities law to be described in the Registration Statement as an underwriter, upon the written request of the Purchaser in connection with the Purchaser’s due diligence requirements, if any, the Company shall make available for inspection by (i) the Purchaser and its legal counsel and (ii) one firm of accountants or other agents retained by the Purchaser (collectively, the “Inspectors”), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector solely for the purpose of establishing a due diligence defense under underwriter liability under the Securities Act, and cause the Company’s officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to the Purchaser) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the Securities Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Purchaser agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order preventing disclosure of, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and the Purchaser) shall be deemed to limit the Purchaser’s ability to sell Registrable Securities in a manner which is otherwise consistent with Applicable Laws.
(h)    The Company shall hold in confidence and not make any disclosure of information concerning the Purchaser provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning the Purchaser is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to the Purchaser and allow the Purchaser, at the Purchaser’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order preventing disclosure of, such information.
(i)    The Company shall cooperate with the Purchaser and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Purchaser may reasonably request and registered in such name as the Purchaser may request.
(j)    If requested by a Purchaser, the Company shall, as soon as practicable, (i) incorporate in a prospectus supplement or post-effective amendment such information as the Purchaser reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if reasonably requested by the Purchaser.
(k)    The Company shall use commercially reasonable efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.
(l)    The Company shall otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission in connection with any registration hereunder.
(m)    Within two Business Days after a Registration Statement that covers Registrable Securities is declared effective by the Commission, the Company shall deliver to the transfer agent for such Registrable Securities (with copies to the Purchaser) confirmation that such Registration Statement has been declared effective by the Commission.
(n)    Notwithstanding anything to the contrary herein, at any time after the Effectiveness Date, the Company may delay the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board and its counsel, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a “Grace Period”); provided, that the Company shall promptly (i) notify the Purchaser in writing of the existence of material, non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material, non-public information to the Purchaser) and the date on which the Grace Period will begin, and (ii) notify the Purchaser in writing of the date on which the Grace Period ends; and, provided further, that the Grace Periods shall not exceed an aggregate of 30 Trading Days during any 365-day period and the first day of any Grace Period must be at least 15 days after the last day of any prior Grace Period (each, an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Purchaser receives the notice referred to in clause (i) and shall end on and include the later of the date the Purchaser receives the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 9.04(d) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 9.04(c) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of the Purchaser in accordance with the terms of this Agreement in connection with any sale of Registrable Securities with respect to which the Purchaser has entered into a contract for sale, and delivered a copy of the prospectus included as part of the applicable Registration Statement (unless an exemption from such prospectus delivery requirement exists), prior to the Purchaser’s receipt of the notice of a Grace Period and for which the Purchaser has not yet settled.
(o)    Neither the Company nor any subsidiary or affiliate thereof shall identify the Purchaser as an underwriter in any public disclosure or filing with the Commission or any applicable Trading Market without the prior written consent of the Purchaser, and the Purchaser being deemed an underwriter by the Commission shall not relieve the Company of any obligations it has under this Agreement.
9.05    Expenses of Registration. All expenses incurred in connection with registrations, filings or qualifications pursuant to this Section 9, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, shall be paid by the Company. Notwithstanding the foregoing, in no event shall the Company be responsible for underwriting discounts, commissions, placement agent fees or other similar expenses payable with respect to Registrable Securities being sold or offered for sale by the Purchaser.
9.06    Reports under the Exchange Act. With a view to making available to the Purchaser the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Purchaser to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees to:
(a)    make and keep public information available, as those terms are understood and defined in Rule 144, during the Reporting Period;
(b)    file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act; and
(c)    furnish to the Purchaser, so long as the Purchaser owns Registrable Securities, promptly upon request during the Reporting Period: (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Purchaser to sell such securities pursuant to Rule 144 without registration.
9.07    Indemnification.
(a)    Company Indemnification. The Company will indemnify the Purchaser, each of its officers and directors, partners, members and each person controlling the Purchaser within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on (A) any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such Registration Statement, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or (B) any violation by the Company of the Securities Act, the Exchange Act, state securities laws or any rule or regulation promulgated under such laws applicable to the Company in connection with any such registration; and in each case, the Company will reimburse the Purchaser, each of its officers and directors, partners, members and each person controlling the Purchaser, for any legal and any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on (X) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by the Purchaser or controlling person, and stated to be specifically for use therein, (Y) the use by the Purchaser of an outdated or defective prospectus after the Company has notified the Purchaser in writing that the prospectus is outdated or defective or (Z) the Purchaser’s (or any other indemnified person’s) failure to send or give a copy of the prospectus or supplement (as then amended or supplemented), if required, pursuant to Rule 172 under the Securities Act (or any successor rule) to the Persons asserting an untrue statement or alleged untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such person if such statement or omission was corrected in such prospectus or supplement.
(b)    Purchaser Indemnification. The Purchaser will indemnify the Company, each of its directors and officers, any holders of the Company’s securities covered by a Registration Statement, each person who controls the Company within the meaning of Section 15 of the Securities Act, and each such holder, each of its officers and directors and each person controlling such holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on: (A) any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, and only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by the Purchaser and stated to be specifically for use therein, or (B) any violation by the Purchaser of the Securities Act, the Exchange Act, state securities laws or any rule or regulation promulgated under such laws applicable to the Purchaser, and in each case, the Purchaser will reimburse the Company, each other holder, and directors, officers, persons, underwriters or control persons of the Company and the other holders for any legal or any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating or defending any such claim, loss, damage, liability or action; provided, that the indemnity agreement contained in this Subsection 9.07(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Purchaser (which consent shall not be unreasonably withheld or delayed). The liability of the Purchaser for indemnification under this Subsection 9.07(b) in its capacity as a seller of Registrable Securities shall not exceed the amount of net proceeds to the Purchaser of the securities sold in any such registration.
(c)    Notice and Procedure. Each party entitled to indemnification under this Section 9.07 (each, an “Indemnified Party”) shall give written notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party’s ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or there are separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party (whose consent shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.
(d)    Contribution. If the indemnification provided for in this Section 9.07 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any losses, claims, damages or liabilities referred to herein, the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the untrue statement or omission that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by the Purchaser hereunder exceed the proceeds from the offering received by the Purchaser. The amount paid or payable by a party as a result of any loss, claim, damage or liability shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 9.07 was available to such party in accordance with its terms.
(e)    Survival. The obligations of the Company and the Purchaser under this Section 9.07 shall survive completion of any offering of Registrable Securities in a Registration Statement and the termination of this Agreement. The indemnity and contribution agreements contained in this Section 9.07 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution or limitation of other remedies or causes of action that the parties may have under this Agreement.
Section 10.    Definitions. Unless the context otherwise requires, the terms defined in this Section 9 shall have the meanings specified for all purposes of this Agreement. All accounting terms used in this Agreement, whether or not defined in this Section 9, shall be construed in accordance with GAAP. If the Company has one or more subsidiaries, such accounting terms shall be determined on a consolidated basis for the Company and each of its subsidiaries, and the financial statements and other financial information to be furnished by the Company pursuant to this Agreement shall be consolidated and presented with consolidating financial statements of the Company and each of its subsidiaries.
“Action” means any civil, criminal or administrative action, audit, examination, suit, demand, claim, hearing, complaint, notice of violation, investigation, proceeding, demand letter, settlement, enforcement action or proceeding.
“Affiliate” shall mean, with respect to any Person (including the Company and Purchaser), any other Person controlled by, controlling, or under common control with such Person. For the purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) shall mean direct or indirect ownership, including ownership by one or more trusts with substantially the same beneficial interests, of 50% or more of the outstanding voting and equity rights of such Person, or possession of the power to direct the management and policies of such Person.
“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“GAAP” means U.S. generally accepted accounting principles consistently applied.
“Governmental Entity” means any national, federal, state, municipal, local, territorial, foreign or other government or any department, commission, board, bureau, agency, regulatory authority, self-regulatory organization or instrumentality thereof, or any court, judicial, administrative or arbitral body or public or private tribunal.
“knowledge” by a Person of a particular fact or other matter means the following: (a) if the Person is an individual, that such individual is actually aware or reasonably should be aware, after due inquiry, by virtue of such person’s office, of such fact or other matter; and (b) if the Person is an entity, that any executive officer of such Person is actually aware or reasonably should be aware, after due inquiry, of such fact or other matter.
“Material Adverse Effect” means any (i) adverse effect on the reservation, issuance, delivery or validity of the Shares, as applicable, or the transactions contemplated hereby or on the ability of the Company to perform its obligations under this Agreement, or (ii) material adverse effect on the condition (financial or otherwise), prospects, properties, assets, liabilities, business or operations of the Company or any of its subsidiaries.
“Person” means and includes all natural persons, corporations, business trusts, associations, companies, partnerships, joint ventures, limited liability companies and other entities and governments and agencies and political subdivisions.
“Reporting Period” means the period commencing on the Closing Date and ending on the earlier of: (i) the date as of which the Purchaser may sell all of the Shares under Rule 144 without volume or manner-of-sale restrictions and without the requirement for the Company to be in compliance with the current public information requirements under Rule 144(c)(1) (or any successor thereto) promulgated under the Securities Act; and (ii) the date on which the Purchaser shall have sold all of the Shares pursuant to the Registration Statement.
“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.
Section 11.    Miscellaneous.
11.01    Waivers and Amendments. Upon the approval of the Company and the written consent of the Purchaser, the obligations of the Company and the rights of the Purchaser under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely). Neither this Agreement, nor any provision hereof, may be changed, waived, discharged or terminated orally or by course of dealing, but only by an instrument in writing executed by the Company and the Purchaser.
11.02    Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered: (a) when delivered, if delivered personally, (b) four Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid, (c) one Business Day after being sent via a reputable nationwide overnight courier service guaranteeing next Business Day delivery, or (d) when receipt is acknowledged, in the case of email, in each case to the intended recipient as set forth below.
If to the Company:
Cidara Therapeutics, Inc.
6310 Nancy Ridge Dr., Suite 101
San Diego, California 92121
Attn: Jessica Oien
Email: joien@cidara.com
If to the Purchaser:
Mundipharma AG
St.Alban-Rheinweg 74
Basel 4020
Switzerland
Identification Number is CHE-107.788.217

With a copy to:

Mundipharma International Limited
Unit 196 Cambridge Science Park
Milton Road
Cambridge CB4 0AB
United Kingdom
Attn: General Counsel
or at such other address as the Company or the Purchaser may specify by written notice to the other parties hereto in accordance with this Section 11.02.
11.03    Cumulative Remedies. None of the rights, powers or remedies conferred upon the Purchaser on the one hand or the Company on the other hand shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to every other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.
11.04    Successors and Assigns. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective parties hereto, the successors and permitted assigns of each Purchaser and the successors of the Company, whether so expressed or not. None of the parties hereto may assign its rights or obligations hereof without the prior written consent of the other party, except that the Purchaser may, without the prior consent of the Company, assign the Shares or its rights to purchase the Shares hereunder to any of its Affiliates (provided each such Affiliate agrees to be bound by the terms of this Agreement and makes the same representations and warranties set forth in Section 4 hereof). This Agreement shall not inure to the benefit of or be enforceable by any other Person.
11.05    Headings. The headings of the Sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.
11.06    Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its conflict of law principles. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby must be brought exclusively in the Delaware Chancery Court, and each of the parties hereby consents to the jurisdiction of such court (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.
11.07    Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts (including counterparts delivered electronically) shall be deemed an original, shall be construed together and shall constitute one and the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.
11.08    Expenses. The Company and Purchaser are liable for, and will pay, their own expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement, including, without limitation, attorneys’ and consultants’ fees and expenses.
11.09    Taxes. The Company shall pay any and all United States federal transfer, stamp or similar taxes (“Transfer Taxes”) and Purchaser shall pay any and all other Transfer Taxes that may be payable with respect to the issuance and delivery of the Shares to the Purchaser under this Agreement.
11.10    California Corporate Securities Law. THE SALE OF THE SHARES HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION OR IN THE ABSENCE OF AN EXEMPTION FROM SUCH QUALIFICATION IS UNLAWFUL. PRIOR TO ACCEPTANCE OF SUCH CONSIDERATION BY THE COMPANY, THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION FROM SUCH QUALIFICATION BEING AVAILABLE.
11.11    Entire Agreement. This Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and, except as set forth below, this agreement supersedes and replaces all other prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and thereof. Notwithstanding the foregoing, this Agreement shall not supersede any confidentiality or other non-disclosure agreements that may be in place between the Company and any Purchaser.
11.12    Severability. If any provision of this Agreement shall be found by any court of competent jurisdiction to be invalid or unenforceable, the parties hereby waive such provision to the extent that it is found to be invalid or unenforceable. Such provision shall, to the maximum extent allowable by law, be modified by such court so that it becomes enforceable, and, as modified, shall be enforced as any other provision hereof, all the other provisions hereof continuing in full force and effect.
11.13    Specific Performance.  Each party to this Agreement acknowledges and agrees that the other parties would be irreparably damaged in the event that any of the terms or provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached.  Therefore, notwithstanding anything to the contrary set forth in this Agreement, each party to this Agreement hereby agrees that the other parties shall be entitled to an injunction or injunctions to prevent breaches of any of the terms or provisions of this Agreement and/or specific performance by any other party under this Agreement, and each party hereby agrees to waive the defense (and not to interpose as a defense or in opposition) in any such suit that the other parties have an adequate remedy at law, and hereby agrees to waive any requirement to post any bond in connection with obtaining such relief.  The equitable remedies described in this Section 11.13 shall be in addition to, and not in lieu of, any other remedies at law or in equity that the parties to this Agreement may elect to pursue.
11.14    SEC Reports.  The parties agree that any information contained in the SEC Reports shall only be deemed to be an exception to (or, as applicable, a disclosure for purposes of) the Company’s representations and warranties if the relevance of that information as an exception to (or a disclosure for purposes of) the representations and warranties set forth in this Agreement would be reasonably apparent to a reasonable person engaged in the business of the Company who has read that information concurrently with such representations and warranties, without any independent knowledge on the part of the reader regarding the matter(s) so disclosed; provided that in no event shall any information contained in any part of any documents filed with the Commission under the headings “Safe Harbor Statement” or “Risk Factors,” or any similar section, or that is predictive, cautionary or forward-looking in nature, be deemed to be an exception to (or, as applicable, a disclosure for purposes of) any representations and warranties of the Company contained in this Agreement.
* * *

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the Effective Date.

THE COMPANY:

CIDARA THERAPEUTICS, INC.

By: /s/ Jeffrey Stein
Name: Jeffrey Stein, Ph.D.
Title: President and Chief Executive Officer

PURCHASER:

MUNDIPHARMA AG

By: /s/ Jörg Fischer

Name: Jörg Fischer

Title: Director